Exhibit 10.6

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of June 11, 2009 (this “Agreement”) is entered into among Great Plains Energy Incorporated, a Missouri corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders, JPMorgan Chase Bank, N.A., as Syndication Agent and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of May 11, 2006 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.  The Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Aquila” and inserting the following new definition therein in the appropriate alphabetical order:

“GMO” means KCP&L Greater Missouri Operations Company, a Delaware corporation, formerly named Aquila, Inc.

(b)           Section 6.11(iii) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(iii)  Strategic Energy, L.L.C. may sell or transfer accounts receivable and contracts that generate accounts receivable, and KCPL and GMO may sell or transfer accounts receivable, in each case pursuant to one or more securitization transactions.

(c)           All references to “Aquila” in the Credit Agreement are hereby amended to be references to GMO.

2.           Conditions Precedent.  This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Required Lenders.

3.           Miscellaneous.

(a)           Except as herein specifically agreed, the Credit Agreement, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           The Borrower hereby represents and warrants as follows:

(i)           The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.

(c)           The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

(d)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	GREAT PLAINS ENERGY INCORPORATED a Missouri corporation By: /s/ Michael W. Cline Name: Michael W. Cline Title: Vice President – Investor Relations and Treasurer

LENDERS:	BANK OF AMERICA, N.A., individually in its capacity as a Lender and in its capacity as Administrative Agent By: /s/ Patrick N. Martin Name: Patrick N. Martin Title: Vice President

JPMORGAN CHASE BANK, N.A. By: /s/ Nancy R. Barwig Name: Nancy R. Barwig Title: Vice President

BNP PARIBAS By: /s/ Pasquale A. Perraglia IV Name: Pasquale A. Perraglia IV Title: Vice President By: /s/ Timothy Chin Name: Timothy Chin Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LIMITED, NEW YORK BRANCH By: /s/ Chi-Cheng Chen Name: Chi-Cheng Chen Title: Authorized Signatory

WACHOVIA BANK By: /s/ Leanne S. Phillips Name: Leanne S. Phillips Title: Director

BANK OF NEW YORK By: /s/ Hussam S. Alsahlani Name: Hussam S. Alsahlani Title: Vice President

KEY BANK NATIONAL ASSOCIATION By: /s/ Kevin D. Smith Name: Kevin D. Smith Title: Senior Vice President

THE BANK OF NOVA SCOTIA By: /s/ Thane Rattew Name: Thane Rattew Title: Managing Director

UMB BANK, N.A. By: /s/ Robert P. Elbert Name: Robert P. Elbert Title: Senior Vice President

COMMERCE BANK, N.A. By: /s/ R. David Emley, Jr. Name: R. David Emley, Jr. Title: Vice President